UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 20, 2007
                                                 -------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2007-NC4
                ------------------------------------------------
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

      Morgan Stanley Mortgage Capital Holdings LLC, successor-in-interest by merger to Morgan Stanley Mortgage Capital Inc.
      ---------------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


        Delaware                333-130694-30                     20-8734615
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation of depositor)      File Number              Identification No.
                                of issuing entity)             of depositor)



1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices                (Zip Code of depositor)
      of depositor

Registrant's telephone number, including area code      (212) 761-4000
                                                    ----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

      On June 20, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2007-NC4 Mortgage Pass-Through Certificates, Series 2007-NC4 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as servicer, Deutsche Bank National Trust Company, as Trustee and Wells Fargo Bank, National Association, as master servicer and as securities administrator. The Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $ 781,761,000, were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of June 19, 2007, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Holdings LLC (the "Sponsor") on June 20, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to
Section 4(2) of that Act.

      The Class R and Class RX Certificates were sold to the Underwriter on June 20, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated June 19, 2007, among the Depositor and the Underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of May 1, 2007, by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as servicer, Deutsche Bank, National Trust Company, as trustee and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 10.1 ISDA Master Agreement, dated as of June 20, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and as securities administrator (included as part of Exhibit T to Exhibit 4).

Exhibit 10.2 Schedule to the Master Agreement, dated as of June 20, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and as securities administrator (included as part of Exhibit T to Exhibit 4).

Exhibit 10.3 Credit Support Annex, dated June 20, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and as securities administrator (included as part of Exhibit T to Exhibit 4).

Exhibit 10.4 Confirmation, dated June 20, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and as securities administrator (included as part of Exhibit T to Exhibit 4).

Exhibit 10.5 Guarantee, dated June 20, 2007, by Morgan Stanley (included as part of Exhibit T to Exhibit 4).

Exhibit 10.6 Representations and Warranties Agreement, dated as of June 20, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.7 Certificate Insurance Policy, dated June 20, 2007, by Financial Guaranty Insurance Company (included as Exhibit Z to Exhibit 4).

Exhibit 10.8 Insurance Agreement, dated as of June 20, 2007, by and between the Depositor, the Sponsor, Financial Guaranty Insurance Company, Saxon Mortgage Services, Inc., Wells Fargo Bank, National Association and Deutsche Bank National Trust Company (included as part of Exhibit AA to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 5, 2007                        MORGAN STANLEY ABS CAPITAL I INC.




                                          By:     /s/ Steven Shapiro
                                              ----------------------------------
                                              Name: Steven Shapiro
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.             Description                               Electronic (E)

1                       Underwriting Agreement, dated June              (E)
                        19, 2007, among the Depositor and
                        the Underwriter.

4                       Pooling and Servicing Agreement,                (E)
                        dated as of May 1, 2007, by and
                        among the Depositor, as depositor,
                        Saxon Mortgage Services, Inc., as
                        servicer, Deutsche Bank, National
                        Trust Company, as trustee and Wells
                        Fargo Bank, National Association, as
                        master servicer and as securities
                        administrator.

10.1                    ISDA Master Agreement, dated as of              (E)
                        June 20, 2007, by and between Morgan
                        Stanley Capital Services Inc., the
                        swap provider, and Wells Fargo Bank,
                        National Association, a national
                        banking association, as master
                        servicer and as securities
                        administrator (included as part of
                        Exhibit W to Exhibit 4).

10.2                    Schedule to the Master Agreement,               (E)
                        dated as of June 20, 2007, by and
                        between Morgan Stanley Capital
                        Services Inc., the swap provider,
                        and Wells Fargo Bank, National
                        Association, a national banking
                        association, as master servicer and
                        as securities administrator (included
                        as part of Exhibit W to Exhibit 4).

10.3                    Credit Support Annex, dated June 20,            (E)
                        2007, by and between Morgan Stanley
                        Capital Services Inc., the swap
                        provider, and Wells Fargo Bank,
                        National Association, a national
                        banking association, as master
                        servicer and as securities
                        administrator (included as part of
                        Exhibit W to Exhibit 4).

10.4                    Confirmation, dated June 20, 2007,              (E)
                        by and between Morgan Stanley
                        Capital Services Inc., the swap
                        provider, and Wells Fargo Bank,
                        National Association, a national
                        banking association, as master
                        servicer and as securities
                        administrator (included as part of
                        Exhibit W to Exhibit 4).

10.5                    Guarantee, dated June 20, 2007, by              (E)
                        Morgan Stanley (included as part of
                        Exhibit W to Exhibit 4).

10.6                    Representations and Warranties                  (E)
                        Agreement, dated as of June 20,
                        2007, by and between the Depositor
                        and the Sponsor (included as part of
                        Exhibit CC to Exhibit 4).

10.7                    Certificate Insurance Policy, dated             (E)
                        June 20, 2007, by Financial Guaranty
                        Insurance Company (included as
                        Exhibit Z to Exhibit 4).

10.8                    Insurance Agreement, dated as of                (E)
                        June 20, 2007, by and between the
                        Depositor, the Sponsor, Financial
                        Guaranty Insurance Company, Saxon
                        Mortgage Services, Inc., Wells Fargo
                        Bank, National Association and
                        Deutsche Bank National Trust Company
                        (included as part of Exhibit AA to
                        Exhibit 4).